Fees Summary	Mar. 18, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,098,109,500
Previously Paid Amount	0
Total Fee Amount	168,121
Total Offset Amount	$ 0
Narrative Disclosure	The prospectus supplement to which this exhibit is attached is a final prospectus supplement for the related offering. The maximum aggregate offering price of that offering is $1,098,109,500.
Net Fee	$ 168,121
Narrative - Max Aggregate Offering Price	$ 1,098,109,500
Final Prospectus	true